UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 9, 2012

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Incorporation)

001-32347	No. 88-0326081
(Commission File Number)	(I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada	89511-1136
(Address of Principal Executive Offices)	(Zip Code)

(775) 356-9029

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index

Exhibit 99.1

Ex-10.1	Amendment No. 1, dated October 29, 2012, to the Finance Agreement, dated as of August 23, 2012, by and between OrPower 4, Inc., an indirect wholly-owned subsidiary of Ormat Technologies, Inc., and the Overseas Private Investment Corporation, filed herewith.

Ex-10.2	Amendment Agreement, dated October 31, 2012, between OrPower 4, Inc. and DEG — Deutsche Investitions-und Entwicklungsgesellschaft mbH, as Original Lender and Global Agent, relating to a Common Terms Agreement, dated January 5, 2009, between OrPower 4, Inc., DEG — Deutsche Investitions-und Entwicklungsgesellschaft mbH, as Original Lender and Global Agent, Societe de Promotion et de Participation pour la Cooperation Economique, as Original Lender, and BNY Corporate Trustee Services Limited, filed herewith.

Ex-99.1	Press Release

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On November 9, 2012, OrPower 4 Inc. (“OrPower 4”), an indirect wholly-owned subsidiary of Ormat Technologies, Inc. (the “Company”):

(1) amended certain agreements as described below related to its previously reported Finance Agreement dated as of August 23, 2012 (the “OPIC Finance Agreement”) between OrPower 4 and the Overseas Private Investment Corporation (“OPIC”), an agency of the United States government, which was entered into to provide limited-recourse senior secured debt financing in an aggregate principal amount of up to $310 million (the “OPIC loan”) for the refinancing and financing of OrPower 4’s Olkaria III geothermal power complex in Naivasha, Kenya; and

(2) executed two promissory notes evidencing a borrowing under the OPIC Finance Agreement, as described in Item 2.03 below.

The information set forth in the Current Report on Form 8-K of the Company filed August 28, 2012 is incorporated herein by reference.

OrPower 4 and OPIC entered into Amendment No. 1 to the OPIC Finance Agreement. This amendment, dated as of October 29, 2012 but effective as of November 9, 2012, changed the interest rate applicable to Tranche I of the OPIC Loan from a fixed interest rate which would have applied under the OPIC Finance Agreement as initially executed, to a variable interest rate. Similar to the variable interest rate applicable to Tranche II of the OPIC Loan, the variable interest rate applicable to Tranche I of the OPIC Loan will be converted to a fixed interest rate upon achievement of “Project Completion” (as defined in the OPIC Finance Agreement) with respect to Plant 2 of OrPower 4’s geothermal power complex in Naivasha, Kenya (“Plant 2”).

In addition, OrPower 4 Inc. and DEG — Deutsche Investitions- und Entwicklungsgesellschaft mbH (“DEG”), in its capacity as Global Agent and in its capacity as Original Lender, amended and restated (the “DEG Amendment”) that certain Common Terms Agreement dated January 5, 2009 (the “Common Terms Agreement”), between OrPower 4, the Global Agent, DEG, Societe de Promotion et de Participation pour la Cooperation Economique (“PROPARCO”) and certain other parties named therein. The DEG Amendment, dated October 31, 2012, became legally effective and binding upon the execution by the Company of the Tranche I and Tranche II Notes and the related disbursements of the proceeds thereof under the OPIC Finance Agreement on November 9, 2012.

The DEG Amendment amends and restates the Common Terms Agreement to give effect to (i) the prepayment in full of the PROPARCO Loan and the DEG C Loan thereunder, (ii) the release and discharge of all collateral security previously provided by Orpower 4 to the secured parties under the Common Terms Agreement and the substitution of the Company’s guarantee of OrPower 4’s payment and certain other performance obligations in lieu thereof, (iii) the establishment of a LIBOR floor of 1.25% in respect of the DEG B Loan under the Common Terms Agreement, and (iv) the elimination of most of the affirmative and negative covenants under the Common Terms Agreement and certain other conforming provisions to take into account OrPower 4’s execution of the OPIC Finance Agreement and its obligations thereunder.

The information concerning the two promissory notes executed by OrPower 4 set forth in Item 2.03 hereof is incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 9, 2012, OrPower 4 borrowed an aggregate principal amount of $220,000,000 under the OPIC Finance Agreement. In connection with that borrowing, OrPower 4 executed a promissory note (the “Tranche I Note”) in the amount of $85,000,000, and a promissory note (the “Tranche II Note”) in the amount of $135,000,000, both in favor of OPIC.

Until achievement of “Project Completion” (as defined in the OPIC Finance Agreement) with respect to Plant 2, the interest rate on both the Tranche I and Tranche II Notes is variable and resets weekly. The interest rate for the initial reset period for both the Tranche I and Tranche II Notes is 2.94% per annum.

The proceeds of the Tranche I and Tranche II Notes have been, and will be, used as described in the Company’s quarterly report on Form 10-Q filed November 8, 2012.

Other terms and conditions related to the borrowings under the OPIC Finance Agreement are as set forth in the Current Report on Form 8-K of the Company filed August 28, 2012, which is incorporated by reference in this Item 2.03.

The information contained above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference in this Item 2.03.

A copy of the Company’s press release announcing the disbursements under the OPIC Loan described above is furnished as Exhibit 99.1 and is incorporated by reference into this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 1, dated October 29, 2012, to the Finance Agreement, dated as of August 23, 2012, by and between OrPower 4, Inc., an indirect wholly-owned subsidiary of Ormat Technologies, Inc., and the Overseas Private Investment Corporation, filed herewith.

10.2	Amendment Agreement, dated October 31, 2012, between OrPower 4, Inc. and DEG — Deutsche Investitions-und Entwicklungsgesellschaft mbH, as Original Lender and Global Agent, relating to a Common Terms Agreement, dated January 5, 2009, between OrPower 4, Inc., DEG — Deutsche Investitions-und Entwicklungsgesellschaft mbH, as Original Lender and Global Agent, Societe de Promotion et de Participation pour la Cooperation Economique, as Original Lender, and BNY Corporate Trustee Services Limited, filed herewith.

99.1	Press release of the Registrant dated November 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By	/S/ YEHUDIT BRONICKI
	Name:	Yehudit Bronicki
	Title:	Chief Executive Officer

Date: November 13, 2012

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